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                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Forest City Enterprises, Inc., an Ohio corporation ("the Company"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, and each of them, as true and lawful attorney or attorneys-in-fact for the undersigned, with full power of substitution and revocation, for him or her and in his or her name, place and stead, to sign on his or her behalf as an officer or director of the Company a Registration Statement or Registration Statements on Form S-8 pursuant to the Securities Act of 1933 concerning certain Common Shares of the Company to be offered in connection with the Company's Deferred Compensation Plan for Nonemployee Directors, and to sign any and all amendments or post-effective amendments to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 10th day of March, 2000.


/s/ Charles A. Ratner                               /s/ Brian J. Ratner
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Charles A. Ratner                                   Brian J. Ratner
Chief Executive Officer, President and Director     Director
(Principal Executive Officer)

/s/ Thomas G. Smith                                 /s/ Deborah Ratner Salzberg
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Thomas G. Smith                                     Deborah Ratner Salzberg
Senior Vice President, Chief Financial Officer      Director
and Secretary
(Principal Financial Officer)

/s/ Linda M. Kane                                   /s/ Michael P. Esposito, Jr.
--------------------------------------------------  ----------------------------
Linda M. Kane                                       Michael P. Esposito, Jr.
Vice President and Corporate Controller             Director
(Principal Accounting Officer)

/s/ Albert B. Ratner                                /s/ Scott S. Cowen
--------------------------------------------------  ----------------------------
Albert B. Ratner                                    Scott S. Cowen
Director                                            Director

/s/ Samuel H. Miller                                /s/ Jerry V. Jarrett
--------------------------------------------------  ----------------------------
Samuel H. Miller                                    Jerry V. Jarrett
Director                                            Director

/s/ James A. Ratner                                 /s/ Stan Ross
--------------------------------------------------  ----------------------------
James A. Ratner                                     Stan Ross
Director                                            Director

/s/ Ronald A. Ratner                                /s/ Joan K. Shafran
--------------------------------------------------  ----------------------------
Ronald A. Ratner                                    Joan K. Shafran
Director                                            Director

                                                    /s/ Louis Stokes
                                                    ----------------------------
                                                    Louis Stokes
                                                    Director